EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CYXTERA TECHNOLOGIES, INC. (formerly known as Starboard Value Acquisition Corp.) (the “Company”) on Form 10-K for the annual period ended December 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Nelson Fonseca, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2022

/s/ Nelson Fonseca
Nelson Fonseca
Chief Executive Officer
Principal Executive Officer